EXHIBIT 99

P&G

Procter & Gamble Earnings Release: Q1 FY 12

October 27, 2011

Q1 FY 12 Business Results

IAMS
GAIN
Cascade
DURACELL
NyQuil
Bounty
Luvs
Charmin
Ultra Soft
always
bounce
ACE
Prilosec
Pampers
Cruisers
Dash
Tide
Swiffer
Sweeper
Eukanuba
ARIEL
Fixodent
Pringles

FY'12 Key Objectives

- Continue sales growth momentum
- Execute pricing with excellence
- Deliver operating earnings growth
- Improve Productivity in all we do

Jul – Sept 11 (Q1 FY 12) Results

Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
+4%
+3%
+4%
+5%
+4%
JAS 10
OND 10
JFM 11
AMJ 11
JAS 11

Jul – Sept 11 (Q1 FY 12) Results
% of Sales In-Line or Growing Value Share

70%
60%
50%
40%
30%
20%
10%
0%
~60%
JAS 10
OND 10
JFM 11
AMJ 11
JAS 11

Market share data is past 3 months, value basis, constant currency

Jul – Sept 11 (Q1 FY 12) Results
Pricing Trend

5
4
3
2
1
0
-1
-2
-1%
~0%
+1%
+3%
+4%
JAS 10
OND 10
JFM 11
AMJ 11
JAS 11

Jul – Sept 11 (Q1 FY 12) Results
Core EPS

19%
14%
9%
4%
-1%
+5%
+3%
+8%
+18%
+1%
JAS 10
OND 10
JFM 11
AMJ 11
JAS 11

Core earnings per share is a measure of diluted net earnings per share from continuing operations excluding prior year charges related to pending European legal matters and a significant prior year settlement from U.S. tax litigation related to valuation of technology donations.

Business Segment Results

IAMS
Bounty
Luvs
Charmin
Ultra Soft
Cascade
DURACELL
NyQuil
bounce
Prilosec
Pampers
Cruisers
Tide
Dash
ACE
ARIEL
Pringles
Fixodent

Jul – Sept 11 (Q1 FY 12) Results
Beauty & Grooming

Beauty Segment
4%
5%
Organic Sales
Organic Volume

- +2% Pricing, -3% Mix
- Volume: ↑ Low-singles Developed, ↑ High-singles Developing
- P&G global value share flat

Grooming Segment
3%
0%
Organic Sales
Organic Volume

- +2% Pricing,+1% Mix
- Volume: ↓ Low-singles Developed, ↑ Low-singles Developing
- P&G global value share flat

Jul – Sept 11 (Q1 FY 12) Results
Beauty & Grooming

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Hair Care	++	++	++
Skin Care, Personal Care & Cosmetics	~=	-	~=
Salon Professional	-	-	-
Prestige	++	++	++
Blades & Razors	~=	-	~=
Braun	-	-	-

- ++ represents growth above Company average, + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 2%.

Jul – Sept 11 (Q1 FY 12) Results

Beauty & Grooming Highlights

- Head & Shoulders global volume up double-digits with growth in all regions
- Pantene Asia volume grew mid-teens with China up over 30% behind expansion into treatment adjacencies
- Herbal Essence global volume increased double-digits driven by restage in Japan
- NA Olay volume declined mid-single digits with gains from Olay initiatives more than off-set by losses due to increased competitive activity
- Prestige organic shipments up nearly 20% with Gucci Guilty Pour Homme reaching #1 Male Prestige Fragrance in the U.S., Canada & Germany
- Fusion global value share increased over 1% versus year ago – 19th straight quarter of share growth since launch in January 2006
- Fusion ProGlide launched in New Zealand, Hong Kong & Taiwan in Q1 and is now available in over 20 markets globally
- NA Male Personal Care volume grew mid-single digits mainly due to packaging innovation on Gillette and Old Spice body wash

Jul – Sept 11 (Q1 FY 12) Results
Health Care Segment

4%
3%
Organic Sales
Organic Volume

- +3% Pricing, -2% Mix
- Volume: ↑ Low-singles Developed, ↑ Low-singles Developing
- P&G global value market share flat

Jul – Sept 11 (Q1 FY 12) Results

Health Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Oral Care	++	++	++
Feminine Care	++	+	++
Personal Health Care	~=	~=	~=

• ++ represents growth above Company average, + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 2%.

Jul – Sept 11 (Q1 FY 12) Results

Health Care Highlights

- Oral Care US All Outlet value share was up 1 point to over 38% behind 3D White double-digit volume growth versus year ago and the Crest Complete line-up launch
- Western Europe Oral Care volume was up high-single digits behind UK Oral B toothpaste launch. UK Oral B toothpaste past 3 month value share was nearly 9%
- Brazil Oral B toothpaste value share was over 10% in retail channels where it is distributed and over 5% on a national basis
- Global Feminine Care volume was flat or growing in all regions
- North America Feminine Care volume increased mid-single digits behind strong sales of premium Infinity Always and strong customer support
- Asia Fem Care volume grew double-digits with India up nearly 50% driven by increased distribution and base brand support
- Global Vicks volume increased double digits with North America up over 30% driven by the Nature Fusion launch and the introduction of larger sizes

Jul – Sept 11 (Q1 FY 12) Results
Household Care

Fabric & Home Care Segment

1%
-1%
Organic Sales
Organic Volume

- +5% Pricing, -3% Mix
- Volume: ↓ Mid-singles Developed & ↑ Mid-singles Developing
- P&G global value share declined 0.3 points

Baby & Family Segment

7%
2%
Organic Sales
Organic Volume

- +4% Pricing, +1% Mix
- Volume: ↓ Low-singles Developed & ↑ Mid-teens Developing
- P&G global value share grew nearly 1 point

Jul – Sept 11 (Q1 FY 12) Results

Household Care

Snacks & Pet Care Segment
4%
2%
Organic Sales
Organic Volume

- +2% Pricing, Flat Mix
- Volume: ↓ Low-singles Developed, ↑>25% Developing
- P&G global value share down 0.2 points

Jul – Sept 11 (Q1 FY 12) Results

Household Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Fabric Care	-	-	++
Home Care	-	-	++
Batteries	+	+	++
P&G Professional	++	++	++
Baby Care	++	-	++
Family Care	-	-	-
Pet Care	-	-	++
Snacks	++	~=	++

- ++ represents growth above Company average, + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 2%.

Jul – Sept 11 (Q1 FY 12) Results
Household Care Highlights

- NA Fabric Care volume declined high-single digits mainly due to customer inventory adjustments from June price increases
- Lenor Laundry detergent in Germany grew to more than a 5% value share, partially off-setting volume losses in UK Laundry driven by high levels of competitive promotion activity
- Asia Fabric Care volume grew double-digits led by India laundry volume up 30% with strong growth across the portfolio
- NA Home Care volume declined high single-digits with both Auto and Hand Dishwashing brands negatively impacted following price increases taken in June which affected consumer value relative to competitive products
- CEEMEA Home Care grew over 0.5 points mainly driven by Fairy Dish growth in recent expansion markets of Turkey & Saudi Arabia
- NA batteries value share grew 2 points as volume growth from Hurricane Irene was partially off-set by market declines
- Global Baby Care value share increased over 1 point with all regions growing
- China Baby Care volume increased over 20% behind Pampers Super Thin & Dry premium tier and Pampers Dry & Healthy mid-tier initiatives, leveraging market growth
- NA Family Care value share was up slightly while volume declined mid-single digits due to customer inventory adjustments following the June price increase
- NA Pet Care volume declined mid-single digits primarily driven by customer inventory adjustments from the June price increases
- Snacks developing market volume increased over 30% behind distribution expansion & solid brand fundamentals

FY 2012 & Oct-Dec 2011 Guidance

IAMS
GAIN
Cascade
DURACELL
NyQuil
Bounty
Luvs
Charmin
Ultra Soft
always
bounce
ACE
Prilosec
Pampers
Cruisers
Dash
Tide
ARIEL
Fixodent
Pringles

FY 2012 Guidance
Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
2%
3%
4%
+3%
to +6%
FY 09
FY 10
FY 11
FY 12E

FY 2012 Guidance

Core EPS Growth

+6%
to +10%
10%
8%
6%
4%
2%
0%
6%
6%
8%
FY 09
FY 10
FY 11
FY 12E

Oct-Dec 2011 (Q2 FY 12) Guidance

Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
3%
4%
5%
4%
+3%
to +5%
OND 10
JFM 11
AMJ 11
JAS 11
OND 11E

Oct-Dec 2011 (Q2 FY 12) Guidance

Core EPS Growth

25%
20%
15%
10%
5%
0%
-5%
-10%
3%
8%
18%
1%
-2%
to -7%
16%
to 22%
OND 10
JFM 11
AMJ 11
JAS 11
OND 11E
2H 12E

FY 2012 Guidance
Commodities – Oil Trends

Price Index vs. January 1, 2010
WTI & Brent Crude oil prices have been diverging over the past several months. Pricing on Jet kerosene, a key ingredient in surfactants, tracks more closely with Brent Crude oil.
175
150
125
100
75
50
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
WTI ($/barrel)
Brent ($/barrel)
Jet Kero ($/gallon)

FY 2012 Guidance
Cash Generation and Usage

Free Cash Flow Productivity:	+/- 90%
Capital Spending:	4% to 5% of sales

Free cash flow is operating cash flow less capital spending. Free cash flow productivity is the ratio of free cash flow to net earnings.

FY 2012 Guidance
Returning Value to Shareholders

	FY '09	FY '10	FY '11	FY '12E
Dividends, $bn	5.0	5.5	5.8	~6
Share Repurchase, $bn	6.4	6.0	7.0	~4 to 6
Value to Shareholders, $bn	11.4	11.5	12.8	~10 to 12
Shareholder Yield, % of market cap	6.5%	6.6%	7.5%	~ 5.5% to 6.5%

Shareholder Yield is calculated based on market cap of the last day of each Fiscal Year. FY 12 Estimate is based on Market Cap as of October 24th.

Forward Looking Statements

All statements, other than statements of historical fact included in this release or presentation, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on financial data, market assumptions and business plans available only as of the time the statements are made, which may become out of date or incomplete. We assume no obligation to update any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. In addition to the risks and uncertainties noted in this release or presentation, there are certain factors that could cause actual results for any quarter or annual period to differ materially from those anticipated by some of the statements made. These include: (1) the ability to achieve business plans, including growing existing sales and volume profitably despite high levels of competitive activity and an increasing volatile economic environment, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus; (2) the ability to successfully manage ongoing acquisition and divestiture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes designed to support our growth strategies, while successfully identifying, developing and retaining key employees, especially in key growth markets where the depth of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage currency (including currency issues in certain countries, such as Venezuela, China and India), debt, interest rate and commodity cost exposures and significant credit or liquidity issues; (10) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to terrorist and other hostile activities or natural disasters (including the civil unrest in the Middle East and the Japan earthquake and tsunami) and/or disruptions to credit markets resulting from a global, regional or national credit crisis; (11) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (12) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (13) the ability to successfully manage increases in the prices of raw materials used to make the Company's products; (14) the ability to develop effective sales, advertising and marketing programs; (15) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (16) the ability to rely on and maintain key information technology systems (including Company and third-party systems) and the security over such systems and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company

Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Organic Sales Growth: Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.

The reconciliation of reported sales growth to organic sales is as follows:

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
JAS ‘10	2%	3%	-1%	4%
OND ’10	2%	2%	-1%	3%
JFM ‘11	5%	-1%	0%	4%
AMJ ’11	10%	-5%	0%	5%

FY 2009	-3%	4%	1%	2%
FY 2010	3%	1%	-1%	3%
FY 2011	5%	0%	-1%	4%

Jul - Sept	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty	9%	-6%	1%	4%
Grooming	10%	-7%	0%	3%
Health Care	10%	-6%	0%	4%
Snacks and Pet Care	9%	-5%	0%	4%
Fabric Care and Home Care	6%	-5%	0%	1%
Baby Care and Family Care	12%	-5%	0%	7%
Total P&G	9%	-5%	0%	4%

*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes a significant benefit in 2011 from the settlement of U.S. tax litigation primarily related to the valuation of technology donations, charges in both 2011 and 2010 related to pending European legal matters, a 2010 charge related to a tax provision for retiree healthcare subsidy payments in the U.S. healthcare reform legislation, incremental restructuring charges in 2009 to offset the dilutive impact of the Folgers divestiture, and significant adjustments to tax reserves in 2008.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The table below provides a reconciliation of diluted net earnings per share from continuing operations to Core EPS:

	FY 2012	FY 2011	FY 2010	FY 2009	FY 2008
Diluted Net Earnings Per Share - Continuing Operations	$4.17 to $4.33	$3.93	$3.53	$3.39	$3.40
Settlement from U.S. Tax Litigation	-	($0.08)	-	-	-
Charges for Pending European Legal Matters	-	$0.10	$0.09	-	-
Charge for Taxation of Retiree Healthcare Subsidy	-	-	$0.05	-	-
Incremental Folgers-related Restructuring Charges	-	-	-	$0.09	-
Significant Adjustments to Tax Reserves	-	-	-	-	($0.14)
Rounding Impacts				($0.01)	-
Core EPS	$4.17 to $4.33	$3.95	$3.67	$3.47	$3.26
Core EPS Growth	6% to 10%	8%	6%	6%

	OND 11 (Est.)	OND 10	OND 09
Diluted Net Earnings Per Share – Continuing Operations	$1.05 to $1.11	$1.11	$1.01
Settlement from U.S. Tax Litigation	-	($0.08)	-
Charges for Pending European Legal Matters	-	$0.10	$0.09
Core EPS	$1.05 to $1.11	$1.13	$1.10
Core EPS Growth	-7% to -2%	3%

	JFM 11	JFM 10
Diluted Net Earnings Per Share – Continuing Operations	$0.96	$0.83
Charge for Taxation of Retiree Healthcare Subsidy	-	$0.05
Rounding Impacts	-	$0.01
Core EPS	$0.96	$0.89
Core EPS Growth	8%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.  The charge for taxation of retiree healthcare subsidy, significant settlement from U.S. tax litigation, and significant adjustments to tax reserves are tax expense.  There was no tax impact on EPS due to the charges for pending European legal matters.  The tax impact on the incremental Folgers-related restructuring charges was ($0.02) for 2009.